UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — January 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Investors Fund

Semiannual report
1 | 31 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PINVX

Putnam
Investors
Fund

Semiannual report
1 | 31 | 17

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

March 9, 2017

Dear Fellow Shareholder:

In the early weeks of 2017, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when political uncertainty, among other issues, tested global financial markets. As stock markets delivered modest gains, the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended January 31, 2017, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

# Seeking growth with rigorous research and a flexible approach

Putting decades of investment experience into action, Portfolio Manager Jerry Sullivan researches the universe of large U.S. companies for opportunities that others may have overlooked. Jerry may see potential in value stocks, where investors have temporarily pushed prices too low, or in growth stocks that other investors may be underestimating. He works with a team of equity analysts to identify factors that may give a company an edge and help it outperform expectations.

## Looking for an edge with disciplined research

"One way I generate investment ideas is by following legacy names," says Jerry. "These are businesses I have followed closely throughout my 30-year career. I regularly research these companies, in all market conditions, regardless of whether I am currently investing in them. I've come to know my legacy names so well that I am likely to spot opportunities that may be overlooked by others."

**Gerard P. Sullivan**
Portfolio Manager
Industry since 1982
At Putnam since 2008

> **"We have the flexibility to invest in both growth and value stocks. This provides me and our team of analysts with a broad range of investment opportunities."**

## Investing through decades of changing markets

Through more than 90 years of changing markets, the fund has maintained its focus on seeking opportunities for investors.

**GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION, 12/1/25, through 1/31/17**

$31,086,221
9.22%
annualized return before sales charge
'25
'35
'45
'55
'65
'75
'85
'95
'05
1/31/17

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 Investors Fund
Investors Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 3 and 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark and Lipper category were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/17. See above and pages 3 and 9–11 for additional fund performance information. Index descriptions can be found on page 13.

4 Investors Fund

Gerard P. Sullivan
Portfolio Manager

Jerry has an M.B.A. from Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

Jerry, how would you describe conditions for stock market investors during the six-month reporting period?

The period began in August 2016, in the midst of a calm summer for the U.S. stock market. Major market indexes had advanced and achieved new record highs with relatively low volatility. Surprisingly, it appeared that macroeconomic concerns did not have a meaningful impact on investor sentiment in U.S. markets. Stock market performance was flat in August, then weakened in September and October as uncertainty grew around the November U.S. presidential election and the likelihood of a Federal Reserve interest-rate hike by year-end.

In the aftermath of the U.S. presidential election, however, stock performance soared in anticipation of a new business-friendly administration. Major U.S. indexes hit more record highs and delivered solid positive returns for the 2016 calendar year and into January — the final month of the reporting period.

How did the fund perform for the reporting period?

I am pleased to report that the fund outperformed both its benchmark and its

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Investors Fund

peer group by a considerable margin. For the six-month period, the fund delivered a return of 9.41%. Its benchmark, the S&P 500 Index, returned 5.96%, and the average return for funds in its Lipper peer group, Large-Cap Core Funds, was 5.66%.

What were some general themes that influenced fund performance?

In terms of sectors, the fund was positioned well in all areas, with the exception of consumer staples and health care. The most significant gains were made in the fund’s financial holdings. In 2016, I was focused on the financials sector, and banks in particular, which I believed were very attractively valued, with some trading at or below book value. Throughout the year, I patiently waited for the market to recognize their potential. Finally, in the market rally that followed the U.S. presidential election, financial stocks took off dramatically. Among S&P 500 sectors in 2016, only energy performed better than financials. Also making notable contributions to performance were the fund’s investments in the airline and metals industries.

Could you provide some examples of stocks or strategies that helped the fund’s performance relative to the benchmark?

The success of my positioning in the financials sector is evident when looking at the contributors for the reporting period. The top three were JPMorgan Chase, Goldman Sachs Group, and Bank of America. These stocks made impressive gains as investors anticipated rising interest rates — which can boost profitability for lending institutions. These stocks were also lifted by the prospect of lower corporate tax rates and deregulation under the Trump administration.

The fund’s investment in Micron Technology, a semiconductor company, was a highlight as demand picked up for its memory and storage products. Another top performer for the period was wireless communications company T-Mobile, which enjoyed improving subscriber growth and was viewed by many investors as an attractive acquisition target.

What are some holdings that detracted from performance?

The top detractor was the fund’s overweight position, relative to the benchmark, in McKesson Corporation, which specializes in delivering pharmaceuticals, medical supplies, and health-care information technology. This stock struggled along with the biotech and pharmaceutical industries as a whole, which were pressured in large part by the presidential campaign’s focus on prescription drug affordability.

The stock of food and beverage company J.M. Smucker also dampened fund performance during the period. Investors have been disappointed by declining demand for Smucker’s brands, which has led to weaker sales and revenue. Finally, the fund’s investment in wireless technology company Qualcomm was a detractor. This stock weakened primarily due to investor concerns about a lawsuit filed by Apple regarding Qualcomm royalties.

The market rally at the close of 2016 was a surprise for many investors. What is your view?

It was quite a year for the stock market, and in the closing weeks, we saw a dramatic rotation by investors into different areas of the market, which I had been expecting for some time. After favoring defensive areas of the market and companies with the greatest earnings stability throughout 2016, investors finally made a move into cyclical sectors — those that tend to strengthen in an improving economic environment. I believe this “rotational rally” was

Investors Fund 7

due in large part to the Trump win in the U.S. presidential election. However, I believe that many other forces in place prior to November —wage growth, stronger employment data, and a pickup in consumer confidence — also served as catalysts for this shift.

After their considerable rebounds, are you still focused on those cyclical sectors?

There is always the temptation to take something off the table when a sector makes such a massive move, but at the close of the period, I continued to maintain overweight positions in banks and airlines. In my view, these remain among the most attractively valued areas of the market.

What is your outlook for the investing environment in the coming months?

I believe the ingredients are in place for a stronger economy, and that the stock market could strengthen along with it. We have seen home price appreciation, revived consumer confidence, and an upward trend in wage inflation. I also believe, as confidence comes back to the market, assets that have been on the sidelines are likely to return to stocks. The year ahead is not without risks, of course — the most notable, in my view, being uncertainty about the new administration’s ability to implement change, and the pace at which those changes will occur.

As always, I will continue to look for what I believe are fundamentally strong companies with solid balance sheets, long-term growth prospects, and the resilience to make it through all types of market environments.

Thanks for your time and bringing us up to date, Jerry.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 9/1/16.

8 Investors Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (12/1/25)
Before sales charge	9.22%	65.61%	5.17%	89.03%	13.58%	30.45%	9.26%	21.62%	9.41%

After sales charge	9.15	56.09	4.55	78.16	12.24	22.95	7.13	14.63	3.12

Class B (3/1/93)
Before CDSC	9.12	55.83	4.54	81.98	12.72	27.52	8.44	20.69	8.98

After CDSC	9.12	55.83	4.54	79.98	12.47	24.52	7.58	15.69	3.98

Class C (7/26/99)
Before CDSC	8.40	53.51	4.38	82.00	12.72	27.56	8.45	20.75	9.03

After CDSC	8.40	53.51	4.38	82.00	12.72	27.56	8.45	19.75	8.03

Class M (12/2/94)
Before sales charge	8.48	57.45	4.64	84.27	13.00	28.48	8.71	21.00	9.13

After sales charge	8.43	51.94	4.27	77.82	12.20	23.98	7.43	16.77	5.31

Class R (1/21/03)
Net asset value	8.95	61.54	4.91	86.64	13.29	29.47	8.99	21.36	9.26

Class R6 (7/2/12)
Net asset value	9.29	71.16	5.52	92.91	14.04	32.00	9.70	22.16	9.64

Class Y (1/7/97)
Net asset value	9.28	69.71	5.43	91.27	13.85	31.40	9.53	21.92	9.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Investors Fund 9

Comparative index returns For periods ended 1/31/17

	Annual
	average
	(life of		Annual		Annual		Annual
	fund)†	10 years	average	5 years	average	3 years	average	1 year	6 months

S&P 500 Index	—	96.46%	6.99%	93.28%	14.09%	36.20%	10.85%	20.04%	5.96%

Lipper Large-Cap
Core Funds	—	82.82	6.16	81.01	12.55	28.90	8.80	18.23	5.66
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/17, there were 897, 872, 792, 704, and 557 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.239		$0.089	$0.089	$0.127		$0.047	$0.330	$0.295

Capital gains	—		—	—	—		—	—	—

Total	$0.239		$0.089	$0.089	$0.127		$0.047	$0.330	$0.295

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$21.91	$23.25	$19.59	$20.60	$20.58	$21.33	$21.57	$22.35	$22.24

1/31/17	23.73	25.18	21.26	22.37	22.33	23.14	23.52	24.17	24.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Investors Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (12/1/25)
Before sales charge	9.21%	65.60%	5.17%	95.59%	14.36%	24.26%	7.51%	12.06%	12.22%

After sales charge	9.14	56.08	4.55	84.35	13.01	17.12	5.41	5.62	5.77

Class B (3/1/93)
Before CDSC	9.11	55.84	4.54	88.29	13.49	21.45	6.69	11.15	11.80

After CDSC	9.11	55.84	4.54	86.29	13.25	18.45	5.81	6.15	6.80

Class C (7/26/99)
Before CDSC	8.39	53.62	4.39	88.50	13.52	21.47	6.70	11.21	11.82

After CDSC	8.39	53.62	4.39	88.50	13.52	21.47	6.70	10.21	10.82

Class M (12/2/94)
Before sales charge	8.47	57.59	4.65	90.74	13.79	22.38	6.96	11.47	11.98

After sales charge	8.42	52.07	4.28	84.06	12.98	18.10	5.70	7.57	8.06

Class R (1/21/03)
Net asset value	8.94	61.49	4.91	93.16	14.07	23.30	7.23	11.79	12.12

Class R6 (7/2/12)
Net asset value	9.28	71.13	5.52	99.67	14.83	25.75	7.94	12.51	12.45

Class Y (1/7/97)
Net asset value	9.27	69.81	5.44	98.12	14.65	25.20	7.78	12.34	12.40

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 7/31/16	1.05%*	1.80%*	1.80%*	1.55%*	1.30%*	0.65%	0.80%*

Annualized expense ratio for the
six-month period ended 1/31/17	1.05%	1.80%	1.80%	1.55%	1.30%	0.65%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Investors Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/16 to 1/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$5.54	$9.48	$9.48	$8.17	$6.86	$3.43	$4.23

Ending value (after expenses)	$1,094.10	$1,089.80	$1,090.30	$1,091.30	$1,092.60	$1,096.40	$1,095.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/17, use the following calculation method. To find the value of your investment on 8/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$5.35	$9.15	$9.15	$7.88	$6.61	$3.31	$4.08

Ending value (after expenses)	$1,019.91	$1,016.13	$1,016.13	$1,017.39	$1,018.65	$1,021.93	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Investors Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate

Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Investors Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2017, Putnam employees had approximately $465,000,000 and the Trustees had approximately $135,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Investors Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Investors Fund 15

The fund’s portfolio 1/31/17 (Unaudited)

COMMON STOCKS (97.7%)*	Shares	Value

Aerospace and defense (2.4%)

Boeing Co. (The)	95,000	$15,524,900

L3 Technologies, Inc.	43,845	6,957,763

Northrop Grumman Corp.	63,800	14,615,304

TransDigm Group, Inc.	30,000	6,492,000

		43,589,967

Air freight and logistics (0.4%)

United Parcel Service, Inc. Class B	67,300	7,344,449

		7,344,449

Airlines (1.6%)

American Airlines Group, Inc. S	143,200	6,336,600

Southwest Airlines Co.	308,600	16,142,866

United Continental Holdings, Inc. †	91,800	6,469,146

		28,948,612

Auto components (0.5%)

Lear Corp.	68,700	9,761,583

		9,761,583

Automobiles (0.6%)

General Motors Co.	277,600	10,162,936

		10,162,936

Banks (7.9%)

Bank of America Corp.	1,635,942	37,037,727

Citigroup, Inc.	506,017	28,250,929

JPMorgan Chase & Co.	814,673	68,945,773

Regions Financial Corp.	759,300	10,941,513

		145,175,942

Beverages (2.2%)

Dr. Pepper Snapple Group, Inc.	102,184	9,319,181

Molson Coors Brewing Co. Class B	62,702	6,051,997

PepsiCo, Inc.	237,900	24,689,262

		40,060,440

Biotechnology (3.9%)

Amgen, Inc.	141,900	22,232,892

Biogen, Inc. †	44,500	12,337,180

Celgene Corp. †	118,400	13,752,160

Gilead Sciences, Inc.	253,500	18,366,075

United Therapeutics Corp. †	25,500	4,172,565

		70,860,872

Building products (0.5%)

Johnson Controls International PLC	213,332	9,382,341

		9,382,341

Capital markets (4.1%)

Ameriprise Financial, Inc.	71,600	8,038,532

Goldman Sachs Group, Inc. (The)	130,700	29,972,124

Invesco, Ltd.	119,700	3,461,724

KKR & Co. LP	459,700	7,980,392

Morgan Stanley	413,800	17,582,362

State Street Corp.	113,300	8,633,460

		75,668,594

16 Investors Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value

Chemicals (1.4%)

Albemarle Corp.	81,200	$7,522,368

Dow Chemical Co. (The)	155,843	9,292,918

E.I. du Pont de Nemours & Co.	79,200	5,979,600

Sociedad Quimica y Minera de Chile SA ADR (Chile)	94,700	3,060,704

		25,855,590

Commercial services and supplies (0.3%)

Waste Connections, Inc. (Canada)	69,300	5,564,790

		5,564,790

Communications equipment (1.6%)

Cisco Systems, Inc.	960,900	29,518,848

		29,518,848

Construction materials (0.4%)

Forterra, Inc. †	398,232	7,661,984

		7,661,984

Consumer finance (1.9%)

Capital One Financial Corp.	133,400	11,657,826

Discover Financial Services	202,000	13,994,560

Synchrony Financial	279,100	9,997,362

		35,649,748

Diversified financial services (0.8%)

Capitol Acquisition Corp. III (Units) †	179,750	1,869,400

Easterly Acquisition Corp. †	736,300	7,326,185

Gores Holdings II, Inc. (Units) †	225,000	2,319,750

Pace Holdings Corp. (Units) †	360,718	4,123,007

		15,638,342

Diversified telecommunication services (1.4%)

AT&T, Inc.	627,352	26,449,160

		26,449,160

Electric utilities (1.8%)

Edison International	66,600	4,853,808

Entergy Corp.	92,800	6,648,192

Exelon Corp.	275,700	9,892,116

FirstEnergy Corp.	118,500	3,592,920

Select Energy Services Class A † F	390,557	8,299,336

		33,286,372

Energy equipment and services (1.5%)

Baker Hughes, Inc.	187,411	11,821,886

Nabors Industries, Ltd.	257,700	4,187,625

Schlumberger, Ltd.	113,670	9,515,316

Smart Sand, Inc. †	144,138	2,508,001

		28,032,828

Equity real estate investment trusts (REITs) (1.0%)

Armada Hoffler Properties, Inc. R	531,044	7,317,786

Easterly Government Properties, Inc. R	536,744	10,573,857

		17,891,643

Food and staples retail (3.6%)

CVS Health Corp.	120,610	9,505,274

Wal-Mart Stores, Inc.	318,400	21,250,016

Investors Fund 17

COMMON STOCKS (97.7%)* cont.	Shares	Value

Food and staples retail cont.

Walgreens Boots Alliance, Inc.	330,262	$27,061,668

Whole Foods Market, Inc. S	269,800	8,153,356

		65,970,314

Food products (1.3%)

Campbell Soup Co.	131,000	8,152,130

J.M. Smucker Co. (The)	55,800	7,580,430

Kraft Heinz Co. (The)	87,000	7,768,230

		23,500,790

Gas utilities (0.2%)

UGI Corp.	94,800	4,395,876

		4,395,876

Health-care equipment and supplies (1.7%)

Baxter International, Inc.	239,900	11,493,609

Becton Dickinson and Co.	69,300	12,286,197

Danaher Corp.	96,300	8,081,496

		31,861,302

Health-care providers and services (3.8%)

Aetna, Inc.	113,000	13,402,930

Express Scripts Holding Co. †	151,200	10,414,656

HCA Holdings, Inc. †	129,300	10,380,204

Humana, Inc.	41,139	8,166,092

McKesson Corp.	80,300	11,173,745

UnitedHealth Group, Inc.	104,300	16,907,030

		70,444,657

Hotels, restaurants, and leisure (1.8%)

Del Taco Restaurants, Inc. †	286,340	3,905,678

McDonald’s Corp.	95,300	11,680,921

Penn National Gaming, Inc. †	357,793	4,930,388

Wyndham Worldwide Corp.	75,100	5,937,406

Yum! Brands, Inc.	109,300	7,162,429

		33,616,822

Household durables (0.6%)

New Home Co., Inc. (The) †	200,147	2,089,535

PulteGroup, Inc.	396,300	8,524,413

		10,613,948

Household products (0.5%)

Procter & Gamble Co. (The)	114,163	10,000,679

		10,000,679

Independent power and renewable electricity producers (0.4%)

NRG Energy, Inc.	500,600	8,279,924

		8,279,924

Industrial conglomerates (0.7%)

General Electric Co.	412,400	12,248,280

		12,248,280

Insurance (3.1%)

Admiral Group PLC (United Kingdom)	75,608	1,692,550

American International Group, Inc.	330,950	21,266,847

Assured Guaranty, Ltd.	146,700	5,708,097

Hartford Financial Services Group, Inc. (The)	191,900	9,347,449

18 Investors Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value

Insurance cont.

Lincoln National Corp.	141,000	$9,518,910

MetLife, Inc.	172,466	9,383,875

		56,917,728

Internet and direct marketing retail (1.1%)

Amazon.com, Inc. †	23,200	19,104,736

FabFurnish GmbH (acquired 8/2/13, cost $31) (Private) (Brazil) † ∆∆ F	46	37

Global Fashion Group SA (acquired 8/2/13, cost $1,535,904) (Private)
(Brazil) † ∆∆ F	36,256	285,531

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $31) (Private)
(Brazil) † ∆∆ F	23	19

New Middle East Other Assets GmbH (acquired 8/2/13, cost $12) (Private)
(Brazil) † ∆∆ F	9	7

		19,390,330

Internet software and services (4.2%)

Alibaba Group Holding, Ltd. ADR (China) † S	38,600	3,910,566

Alphabet, Inc. Class A †	19,200	15,747,648

Alphabet, Inc. Class C †	50,894	40,551,830

Facebook, Inc. Class A †	126,000	16,420,320

MiX Telematics, Ltd. ADR (South Africa) S	152,333	1,087,658

		77,718,022

IT Services (2.1%)

Computer Sciences Corp.	139,260	8,661,972

Conduent, Inc. †	207,000	3,096,720

IBM Corp.	94,800	16,544,496

MasterCard, Inc. Class A	96,600	10,271,478

		38,574,666

Machinery (1.9%)

Deere & Co.	120,600	12,910,230

Ingersoll-Rand PLC	131,700	10,450,395

Parker Hannifin Corp.	48,700	7,165,231

Trinity Industries, Inc.	133,896	3,687,496

		34,213,352

Media (3.4%)

CBS Corp. Class B (non-voting shares)	192,500	12,414,325

Charter Communications, Inc. Class A †	12,838	4,158,870

Comcast Corp. Class A	320,500	24,172,110

DISH Network Corp. Class A †	90,300	5,343,051

Live Nation Entertainment, Inc. †	297,400	8,511,588

Twenty-First Century Fox, Inc.	281,200	8,824,056

		63,424,000

Metals and mining (1.6%)

ArcelorMittal ADR (France) †	594,800	4,633,492

BHP Billiton, Ltd. ADR (Australia)	207,600	8,571,804

Freeport-McMoRan, Inc. (Indonesia) †	440,700	7,337,655

Nucor Corp.	138,500	8,045,465

		28,588,416

Mortgage real estate investment trusts (REITs) (0.1%)

Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	142,436	2,603,730

		2,603,730

Investors Fund 19

COMMON STOCKS (97.7%)* cont.	Shares	Value

Multiline retail (0.9%)

Macy’s, Inc.	179,000	$5,287,660

Target Corp.	164,400	10,600,512

		15,888,172

Oil, gas, and consumable fuels (5.6%)

Anadarko Petroleum Corp.	198,300	13,787,799

Centennial Resource Development, Inc. of Delaware Class A † S	221,515	4,047,079

Cheniere Energy, Inc. †	47,600	2,268,140

ConocoPhillips	178,000	8,679,280

Enterprise Products Partners LP	380,400	10,776,732

EOG Resources, Inc.	53,100	5,393,898

Exxon Mobil Corp.	293,725	24,640,590

Green Plains Partners LP	134,134	2,655,853

Noble Energy, Inc.	133,700	5,315,912

Plains GP Holdings LP Class A	122,119	3,962,762

Royal Dutch Shell PLC ADR Class A (United Kingdom) S	119,051	6,475,184

Scorpio Tankers, Inc.	694,900	2,661,467

Suncor Energy, Inc. (Canada)	150,600	4,674,624

Valero Energy Corp.	138,700	9,120,912

		104,460,232

Pharmaceuticals (4.3%)

Allergan PLC †	27,219	5,957,967

Eli Lilly & Co.	104,000	8,011,120

Jazz Pharmaceuticals PLC †	35,232	4,295,485

Johnson & Johnson	225,300	25,515,225

Merck & Co., Inc.	232,700	14,425,073

Pfizer, Inc.	637,226	20,219,181

		78,424,051

Real estate management and development (0.5%)

CBRE Group, Inc. Class A †	147,200	4,468,992

Kennedy-Wilson Holdings, Inc.	190,000	3,885,500

		8,354,492

Road and rail (0.6%)

Norfolk Southern Corp.	99,000	11,628,540

		11,628,540

Semiconductors and semiconductor equipment (3.6%)

Applied Materials, Inc.	340,400	11,658,700

Intel Corp.	490,000	18,041,800

Lam Research Corp.	89,300	10,256,998

Micron Technology, Inc. †	319,200	7,695,912

Qorvo, Inc. † S	91,200	5,855,952

Qualcomm, Inc.	250,900	13,405,587

		66,914,949

Software (5.0%)

Dell Technologies, Inc. — VMware, Inc. Class V †	147,225	9,273,703

Microsoft Corp.	1,045,000	67,559,250

Oracle Corp.	356,534	14,300,579

		91,133,532

20 Investors Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value

Specialty retail (2.8%)

American Eagle Outfitters, Inc. S	175,100	$2,645,761

Best Buy Co., Inc.	213,100	9,487,212

Gap, Inc. (The) S	239,000	5,504,170

Home Depot, Inc. (The)	138,100	18,999,798

Lowe’s Cos., Inc.	192,000	14,031,360

		50,668,301

Technology hardware, storage, and peripherals (4.6%)

Apple, Inc.	510,669	61,969,683

Hewlett Packard Enterprise Co.	460,592	10,446,227

HP, Inc.	479,492	7,216,355

Xerox Corp.	728,500	5,048,505

		84,680,770

Trading companies and distributors (0.3%)

United Rentals, Inc. †	43,100	5,452,581

		5,452,581

Wireless telecommunication services (1.2%)

T-Mobile US, Inc. †	350,300	21,813,181

		21,813,181

Total common stocks (cost $1,472,261,459)		$1,798,286,678

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	4,047	$3,203,160

American Tower Corp. $5.50 cv. pfd. R	37,928	3,814,135

Iridium Communications, Inc. 7.00% cv. pfd.	27,936	3,249,306

Total convertible preferred stocks (cost $10,633,400)		$10,266,601

	Principal
CONVERTIBLE BONDS AND NOTES (0.2%)*	amount	Value

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	$2,655,000	$3,101,372

Total convertible bonds and notes (cost $2,655,000)		$3,101,372

	Expiration	Strike
WARRANTS (0.1%)* †	date	price	Warrants	Value

Centennial Resource Development, Inc.
of Delaware Class A	10/11/21	$11.50	120,371	$823,338

Easterly Acquisition Corp.	7/29/20	11.50	368,150	160,145

Total warrants (cost $588,468)				$983,483

SHORT-TERM INVESTMENTS (2.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.94% [d]	26,620,825	$26,620,825

Putnam Short Term Investment Fund 0.74% L	26,827,838	26,827,838

Total short-term investments (cost $53,448,663)		$53,448,663

TOTAL INVESTMENTS

Total investments (cost $1,539,586,990)		$1,866,086,797

Investors Fund 21

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,840,511,976.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $285,594, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

22 Investors Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$213,240,498	$—	$285,594

Consumer staples	139,532,223	—	—

Energy	132,493,060	—	—

Financials	329,961,534	1,692,550	—

Health care	251,590,882	—	—

Industrials	158,372,912	—	—

Information technology	388,540,787	—	—

Materials	62,105,990	—	—

Real estate	26,246,135	—	—

Telecommunication services	48,262,341	—	—

Utilities	37,662,836	8,299,336	—

Total common stocks	1,788,009,198	9,991,886	285,594

Convertible bonds and notes	—	3,101,372	—

Convertible preferred stocks	—	10,266,601	—

Warrants	983,483	—	—

Short-term investments	26,827,838	26,620,825	—

Totals by level	$1,815,820,519	$49,980,684	$285,594

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Investors Fund 23

Statement of assets and liabilities 1/31/17 (Unaudited)

ASSETS

Investment in securities, at value, including $26,103,130 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,486,138,327)	$1,812,638,134
Affiliated issuers (identified cost $53,448,663) (Notes 1 and 5)	53,448,663

Foreign currency (cost $22) (Note 1)	22

Dividends, interest and other receivables	1,740,345

Receivable for shares of the fund sold	863,440

Receivable for investments sold	15,552,687

Prepaid assets	66,837

Total assets	1,884,310,128

LIABILITIES

Payable for investments purchased	11,398,033

Payable for shares of the fund repurchased	2,735,561

Payable for compensation of Manager (Note 2)	872,545

Payable for custodian fees (Note 2)	18,048

Payable for investor servicing fees (Note 2)	591,582

Payable for Trustee compensation and expenses (Note 2)	864,334

Payable for administrative services (Note 2)	18,771

Payable for distribution fees (Note 2)	405,639

Collateral on securities loaned, at value (Note 1)	26,620,825

Other accrued expenses	272,814

Total liabilities	43,798,152

Net assets	$1,840,511,976

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,848,785,669

Undistributed net investment income (Note 1)	10,013,862

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(344,787,146)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	326,499,591

Total — Representing net assets applicable to capital shares outstanding	$1,840,511,976

(Continued on next page)

24 Investors Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,472,164,628 divided by 62,044,044 shares)	$23.73

Offering price per class A share (100/94.25 of $23.73)*	$25.18

Net asset value and offering price per class B share ($33,885,629 divided by 1,593,985 shares)**	$21.26

Net asset value and offering price per class C share ($58,918,952 divided by 2,634,249 shares)**	$22.37

Net asset value and redemption price per class M share ($18,159,589 divided by 813,090 shares)	$22.33

Offering price per class M share (100/96.50 of $22.33)*	$23.14

Net asset value, offering price and redemption price per class R share
($1,280,164 divided by 54,434 shares)	$23.52

Net asset value, offering price and redemption price per class R6 share
($19,102,218 divided by 790,486 shares)	$24.17

Net asset value, offering price and redemption price per class Y share
($237,000,796 divided by 9,848,633 shares)	$24.06

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Investors Fund 25

Statement of operations Six months ended 1/31/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $70,701)	$19,901,439

Interest (including interest income of $72,010 from investments in affiliated issuers) (Note 5)	116,115

Securities lending (net of expenses) (Notes 1 and 5)	136,141

Total investment income	20,153,695

EXPENSES

Compensation of Manager (Note 2)	5,021,285

Investor servicing fees (Note 2)	1,769,820

Custodian fees (Note 2)	12,958

Trustee compensation and expenses (Note 2)	44,256

Distribution fees (Note 2)	2,337,913

Administrative services (Note 2)	32,145

Other	298,073

Total expenses	9,516,450

Expense reduction (Note 2)	(4,075)

Net expenses	9,512,375

Net investment income	10,641,320

Net realized gain on investments (Notes 1 and 3)	93,142,153

Net realized loss on foreign currency transactions (Note 1)	(1,307)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(132)

Net unrealized appreciation of investments during the period	57,526,840

Net gain on investments	150,667,554

Net increase in net assets resulting from operations	$161,308,874

The accompanying notes are an integral part of these financial statements.

26 Investors Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/17*	Year ended 7/31/16

Operations
Net investment income	$10,641,320	$21,190,946

Net realized gain on investments
and foreign currency transactions	93,140,846	22,638,885

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	57,526,708	(73,253,781)

Net increase (decrease) in net assets resulting
from operations	161,308,874	(29,423,950)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,923,691)	(21,558,644)

Class B	(148,645)	(310,030)

Class C	(236,433)	(538,027)

Class M	(105,609)	(229,369)

Class R	(2,877)	(30,824)

Class R5	—	(279)

Class R6	(255,300)	(330,684)

Class Y	(2,877,290)	(4,041,460)

Decrease from capital share transactions (Note 4)	(88,715,422)	(114,895,121)

Total increase (decrease) in net assets	54,043,607	(171,358,388)

NET ASSETS

Beginning of period	1,786,468,369	1,957,826,757

End of period (including undistributed net investment
income of $10,013,862 and $17,922,387, respectively)	$1,840,511,976	$1,786,468,369

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Investors Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	ments	of period	value (%) [b]	(in thousands)	neta ssets (%) [c]	neta ssets (%)	(%)

Class A

January 31, 2017**	$21.91	.14	1.92	2.06	(.24)	(.24)	—	$23.73	9.41*	$1,472,165	.53*	.60 *	24*

July 31, 2016	22.46	.25	(.49)	(.24)	(.31)	(.31)	—	21.91	(1.04)	1,429,932	1.05[d]	1.20[d]	33

July 31, 2015	20.73	.20	1.73	1.93	(.20)	(.20)	—	22.46	9.32	1,590,907	1.03	.92	44

July 31, 2014	17.64	.21	3.09	3.30	(.21)	(.21)	—	20.73	18.84	1,508,086	1.08	1.09	63

July 31, 2013	13.89	.20	3.70	3.90	(.15)	(.15)	—	17.64	28.29	1,364,640	1.14	1.28	77

July 31, 2012	13.12	.14	.76	.90	(.13)	(.13)	—[e,f]	13.89	6.95	1,191,455	1.20	1.11	49

Class B

January 31, 2017**	$19.59	.05	1.71	1.76	(.09)	(.09)	—	$21.26	8.98*	$33,886	.91*	.23*	24*

July 31, 2016	20.10	.08	(.44)	(.36)	(.15)	(.15)	—	19.59	(1.76)	34,944	1.80[d]	.45[d]	33

July 31, 2015	18.58	.03	1.54	1.57	(.05)	(.05)	—	20.10	8.46	42,998	1.78	.18	44

July 31, 2014	15.84	.06	2.77	2.83	(.09)	(.09)	—	18.58	17.93	47,935	1.83	.35	63

July 31, 2013	12.48	.08	3.32	3.40	(.04)	(.04)	—	15.84	27.35	51,200	1.89	.55	77

July 31, 2012	11.79	.04	.68	.72	(.03)	(.03)	—[e,f]	12.48	6.09	52,017	1.95	.38	49

Class C

January 31, 2017**	$20.60	.05	1.81	1.86	(.09)	(.09)	—	$22.37	9.03*	$58,919	.91*	.22*	24*

July 31, 2016	21.18	.09	(.48)	(.39)	(.19)	(.19)	—	20.60	(1.82)	56,542	1.80[d]	.44[d]	33

July 31, 2015	19.59	.03	1.64	1.67	(.08)	(.08)	—	21.18	8.51	52,357	1.78	.16	44

July 31, 2014	16.70	.06	2.93	2.99	(.10)	(.10)	—	19.59	17.93	40,199	1.83	.33	63

July 31, 2013	13.16	.08	3.50	3.58	(.04)	(.04)	—	16.70	27.31	34,080	1.89	.53	77

July 31, 2012	12.43	.04	.72	.76	(.03)	(.03)	—[e,f]	13.16	6.14	30,509	1.95	.37	49

Class M

January 31, 2017**	$20.58	.07	1.81	1.88	(.13)	(.13)	—	$22.33	9.13*	$18,160	.78*	.35*	24*

July 31, 2016	21.12	.14	(.47)	(.33)	(.21)	(.21)	—	20.58	(1.54)	17,863	1.55[d]	.71[d]	33

July 31, 2015	19.52	.09	1.61	1.70	(.10)	(.10)	—	21.12	8.73	23,661	1.53	.42	44

July 31, 2014	16.63	.11	2.91	3.02	(.13)	(.13)	—	19.52	18.26	22,649	1.58	.59	63

July 31, 2013	13.10	.11	3.50	3.61	(.08)	(.08)	—	16.63	27.67	20,852	1.64	.78	77

July 31, 2012	12.38	.08	.70	.78	(.06)	(.06)	—[e,f]	13.10	6.37	18,740	1.70	.62	49

Class R

January 31, 2017**	$21.57	.11	1.89	2.00	(.05)	(.05)	—	$23.52	9.26*	$1,280	.65*	.51*	24*

July 31, 2016	22.07	.20	(.49)	(.29)	(.21)	(.21)	—	21.57	(1.28)	2,774	1.30[d]	.98[d]	33

July 31, 2015	20.39	.14	1.70	1.84	(.16)	(.16)	—	22.07	9.03	4,559	1.28	.66	44

July 31, 2014	17.37	.16	3.04	3.20	(.18)	(.18)	—	20.39	18.53	3,641	1.33	.83	63

July 31, 2013	13.68	.15	3.66	3.81	(.12)	(.12)	—	17.37	28.03	2,871	1.39	1.00	77

July 31, 2012	12.95	.11	.73	.84	(.11)	(.11)	—[e,f]	13.68	6.59	2,053	1.45	.86	49

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Investors Fund	Investors Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	ments	of period	value (%) [b]	(in thousands)	neta ssets (%) [c]	neta ssets (%)	(%)

Class R6

January 31, 2017**	$22.35	.18	1.97	2.15	(.33)	(.33)	—	$24.17	9.64*	$19,102	.33*	.80 *	24*

July 31, 2016	22.90	.34	(.49)	(.15)	(.40)	(.40)	—	22.35	(.62)	17,563	.65[d]	1.60[d]	33

July 31, 2015	21.13	.29	1.76	2.05	(.28)	(.28)	—	22.90	9.74	19,178.64		1.31	44

July 31, 2014	17.98	.30	3.15	3.45	(.30)	(.30)	—	21.13	19.32	15,633.66		1.51	63

July 31, 2013	14.10	.23[g]	3.82	4.05	(.17)	(.17)	—	17.98	28.98	13,890.66		1.32[g]	77

July 31, 2012†	13.97	.01	.12	.13	—	—	—	14.10	.93*	10	.05*	.08*	49

Class Y

January 31, 2017**	$22.24	.17	1.95	2.12	(.30)	(.30)	—	$24.06	9.53*	$237,001	.40 *	.72*	24*

July 31, 2016	22.81	.31	(.50)	(.19)	(.38)	(.38)	—	22.24	(.80)	226,851	.80[d]	1.44[d]	33

July 31, 2015	21.06	.25	1.76	2.01	(.26)	(.26)	—	22.81	9.57	224,149.78		1.10	44

July 31, 2014	17.91	.26	3.14	3.40	(.25)	(.25)	—	21.06	19.15	65,749.83		1.33	63

July 31, 2013	14.10	.24	3.76	4.00	(.19)	(.19)	—	17.91	28.63	50,187.89		1.54	77

July 31, 2012	13.32	.18	.76	.94	(.16)	(.16)	—[e,f]	14.10	7.21	44,865.95		1.35	49

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Securities, Inc. (SWS) which amounted to less than $0.01 per share outstanding on August 22, 2011.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Investors Fund	Investors Fund 31

Notes to financial statements 1/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through January 31, 2017.

Putnam Investors Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective February 1, 2016, the fund terminated its class R5 shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/ or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

32 Investors Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

Investors Fund 33

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $26,620,825 and the value of securities loaned amounted to $26,103,130.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

34 Investors Fund

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2016, the fund had a capital loss carryover of $412,798,005 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$154,157,265	N/A	$154,157,265	July 31, 2017

258,640,740	N/A	258,640,740	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $25,759,698 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

The aggregate identified cost on a tax basis is $1,538,957,280, resulting in gross unrealized appreciation and depreciation of $385,726,415 and $58,596,898, respectively, or net unrealized appreciation of $327,129,517.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Investors Fund 35

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,430,723	Class R	1,988

Class B	34,158	Class R6	4,532

Class C	56,851	Class Y	223,713

Class M	17,855	Total	$1,769,820

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,592 under the expense offset arrangements and by $2,483 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,420, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

36 Investors Fund

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$1,805,886

Class B	1.00%	1.00%	172,384

Class C	1.00%	1.00%	287,046

Class M	1.00%	0.75%	67,603

Class R	1.00%	0.50%	4,994

Total			$2,337,913

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $33,339 and $388 from the sale of class A and class M shares, respectively, and received $12,409 and $518 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $36 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$427,903,365	$518,258,884

U.S. government securities (Long-term)	—	—

Total	$427,903,365	$518,258,884

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	756,547	$17,261,109	3,277,617	$68,719,056

Shares issued in connection with
reinvestment of distributions	588,768	13,788,939	930,393	19,919,729

	1,345,315	31,050,048	4,208,010	88,638,785

Shares repurchased	(4,568,761)	(103,290,425)	(9,769,688)	(203,169,082)

Net decrease	(3,223,446)	$(72,240,377)	(5,561,678)	$(114,530,297)

Investors Fund 37

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	81,823	$1,651,734	175,497	$3,268,893

Shares issued in connection with
reinvestment of distributions	6,945	145,909	15,727	302,591

	88,768	1,797,643	191,224	3,571,484

Shares repurchased	(278,675)	(5,669,248)	(546,174)	(10,169,337)

Net decrease	(189,907)	$(3,871,605)	(354,950)	$(6,597,853)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	140,798	$3,012,763	816,882	$16,138,101

Shares issued in connection with
reinvestment of distributions	10,003	221,159	24,557	496,797

	150,801	3,233,922	841,439	16,634,898

Shares repurchased	(260,716)	(5,537,791)	(569,460)	(11,082,640)

Net increase (decrease)	(109,915)	$(2,303,869)	271,979	$5,552,258

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	4,712	$101,053	30,585	$594,405

Shares issued in connection with
reinvestment of distributions	4,562	100,680	10,955	221,080

	9,274	201,733	41,540	815,485

Shares repurchased	(63,996)	(1,370,628)	(293,935)	(5,757,862)

Net decrease	(54,722)	$(1,168,895)	(252,395)	$(4,942,377)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	6,600	$147,148	16,197	$332,796

Shares issued in connection with
reinvestment of distributions	113	2,633	1,388	29,302

	6,713	149,781	17,585	362,098

Shares repurchased	(80,910)	(1,769,191)	(95,531)	(1,942,380)

Net decrease	(74,197)	$(1,619,410)	(77,946)	$(1,580,282)

			PERIOD ENDED 7/31/16*
Class R5			Shares	Amount

Shares sold			—	$—

Shares issued in connection with reinvestment of distributions			12	279

			12	279

Shares repurchased			(755)	(15,169)

Net decrease			(743)	$(14,890)

38 Investors Fund

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	33,036	$771,523	34,896	$731,193

Shares issued in connection with
reinvestment of distributions	10,709	255,300	15,183	330,684

	43,745	1,026,823	50,079	1,061,877

Shares repurchased	(39,167)	(899,958)	(101,522)	(2,185,094)

Net increase (decrease)	4,578	$126,865	(51,443)	$(1,123,217)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,578,504	$36,359,717	3,451,110	$73,348,050

Shares issued in connection with
reinvestment of distributions	117,452	2,789,488	172,719	3,748,000

	1,695,956	39,149,205	3,623,829	77,096,050

Shares repurchased	(2,047,711)	(46,787,336)	(3,250,633)	(68,754,513)

Net increase (decrease)	(351,755)	$(7,638,131)	373,196	$8,341,537

* Effective February 1, 2016, the fund terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 768 class R6 shares of the fund (0.10% of class R6 shares outstanding), valued at $18,563.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$38,099,275	$197,034,177	$208,512,627	$134,491	$26,620,825

Putnam Short Term
Investment Fund**	19,934,860	149,837,150	142,944,172	72,010	26,827,838

Totals	$58,034,135	$346,871,327	$351,456,799	$206,501	$53,448,663

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	260,000

Investors Fund 39

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$983,483	Payables	$—

Total		$983,483		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total

Equity contracts	$395,015	$395,015

Total	$395,015	$395,015

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

40 Investors Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Investors Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

42 Investors Fund

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady®Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady®2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Investors Fund 43

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

44 Investors Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA012 304784 3/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investors Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 31, 2017